UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2019

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CECO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2019, the Board of Directors (the “Board”) of Career Education Corporation (the "Company") approved an amendment to the Company’s certificate of incorporation to change the Company’s name from Career Education Corporation to Perdoceo Education Corporation effective as of January 1, 2020.  Accordingly, on December 17, 2019, the Company filed a Certificate of Amendment to the Company’s certificate of incorporation (the “Amendment”) with the Secretary of State of the State of Delaware which will be effective, and which will make the name change effective, as of 12:01 a.m. on January 1, 2020.  The Company subsequently filed a restatement of its certificate of incorporation (the “Restated Certificate of Incorporation”) consolidating all prior amendments, including the Amendment, which will become effective as of 12:02 a.m. on January 1, 2020.   Copies of the Amendment and the Restated Certificate of Incorporation are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, the Board approved the Seventh Amended and Restated By-Laws of the Company effective as of January 1, 2020 to (i) reflect the Company’s name change, (ii) clarify that, consistent with existing practice, the Board, upon the recommendation of the Audit Committee of the Board, is responsible for designating the principal accounting officer of the Company (without the requirement that the Company’s Chief Financial Officer or Controller fill such office), and (iii) effect other minor updates to the Company’s by-laws.  The foregoing summary description of the amendments to the by-laws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Seventh Amended and Restated By-laws of the Company, a copy of which is attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01Other Events.

In connection with the name change described in Item 5.03, the Company expects that its common stock, which trades on the Nasdaq Global Select Market, will cease trading under the ticker symbol “CECO” and will commence trading on January 2, 2020 under the new ticker symbol “PRDO.” Along with the ticker symbol change, the Company’s common stock has also been assigned a new CUSIP number of 71363P106. Outstanding stock certificates for shares of the Company’s common stock are not affected by the name change and will continue to be valid and need not be exchanged.

On December 18, 2019, the Company issued a press release announcing the corporate name change and related matters set forth in   Items 5.03 and 8.01.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of Career Education Corporation effective January 1, 2020
3.2	Restated Certificate of Incorporation of Perdoceo Education Corporation effective January 1, 2020
3.3	Seventh Amended and Restated By-laws of Perdoceo Education Corporation effective January 1, 2020
99.1	Press Release dated December 18, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and
Corporate Secretary

Dated:	December 18, 2019

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